EXHIBIT 10.8

THIRD ADDENDUM TO ASSET PURCHASE AGREEMENT

The following provisions (the “Addendum”) are hereby incorporated into, and are hereby made a part of, that certain Asset Purchase Agreement dated March 1, 2024 (the “Agreement”) between Advanced Voice Recognition Systems, Inc. a Nevada corporation, n/k/a Rivulet Entertainment, Inc. a Nevada corporation ("Buyer"), and Rivulet Media, Inc., a Delaware corporation ("Seller” or “Company") (individually, a “Party”; collectively, the “Parties”) and such provisions are effective retroactively to the date of the Agreement (the “Effective Date”).

1.Assets to be Purchased. Schedule 1.1(a) (the "Acquired Assets") and Schedule 1.4(c) shall be amended by removing Maughan Music, Inc. and adding Storyland  Animation LLC.

2.Assumption of Certain Liabilities. Shall be amended to read that liabilities due Rivulet Media, Inc., Rivulet Films, Inc. and all trade accounts, other than those that may be due to Nutcracker and /Kicklight, are not being assumed by the Company

3. All other terms and conditions of the Agreement shall remain in full force and effect and said Agreement is hereby confirmed and ratified accordingly.

IN WITNESS WHEREOF, the Parties have caused this Addendum to the Asset Purchase Agreement to be duly executed and delivered as of October 9, 2024.

SELLERBUYER

RIVULET MEDIA, INC.                              Rivulet Entertainment, Inc.

a Delaware corporation                            a Nevada corporation

By/s/ Michael Witherill                                         By/s/ Walter Geldenhuys

Michael Witherill                                                    Walter Geldenhuys

President and Director                                             President and Director

SCHEDULE 1.1(a)

ACQUIRED ASSETS

(Films in Caps)

Nutcracker Productions, LLC

NUTCRACKERS

Good News Productions, LLC

TAURUS

PBP Productions, LLC

PLEASE BABY PLEASE

Mistress Movie, LLC

THE MISTRESS

LAC2 Productions, LLC

LAW ABIDING CITIZEN

Acolyte Productions, LLC

ACOLYTE

Storyland Productions, LLC

Da Vinci Productions, LLC

DA VINCI’S MOTHER

Garden Production, LLC

THE GARDEN

Storyland  Animation LLC.

Rivulet Media Ventures, LLC

Rivulet Media (name)

Rivulet Films (name)

The Dink Productions,  LLC

SCHEDULE 1.4(c) (amended)

PURCHASE PRICE

The total share purchase price (hereinafter (“Purchase Price”) will be as follows:

Nutcracker Productions, LLC

NUTCRACKERS:

Cash $5,440,281

Stock 54,500,000

Good News Productions, LLC

TAURUS:

Cash $288,990

Stock 2,892,000

PBP Productions, LLC

PLEASE BABY PLEASE

Cash $140,966

Stock 1,409,370

Mistress Movie, LLC

THE MISTRESS:

Cash $87,600

Stock 870,445

LAC2 Productions, LLC

Cash $1,497,260

Stock 15,000,000

Acolyte Productions, LLC

ACOLYTE

Cash $1,497,260

Stock 15,000,000

Storyland Productions, LLC

Cash $50,345

Stock 500,000

Da Vinci Productions, LLC

DA VINCI’S MOTHER

Garden Production, LLC

THE GARDEN

Storyland  Animation LLC

Cash $50,345

Stock 500,000

Rivulet Media Ventures, LLC

Cash $997,838

Stock 10,000,000

Rivulet Media (NAME):

Cash $10,069

Stock 100,000

Rivulet Films (NAME):

Cash $10,069

Stock 100,000

The Dink Productions,  LLC

Stock 5,239,941

NOBO shareholders

Stock 1,698,209

Total shares 105,583,045 @ .90

96,722,950

Total cash $10,069,000